UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 17, 2018

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual shareholders meeting of Condor Hospitality Trust, Inc. (the “Company”) on May 17, 2018, the shareholders of the Company approved an amendment of the Company’s 2016 Stock Plan to increase the number of shares of common stock available under the plan by 300,000 shares.  A copy of the amendment is filed as Exhibit 10.1 to this report and incorporated by this reference.

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Company’s Code of Business Conduct and Ethics and Whistleblower Policy was amended on May 17, 2018 to add a hotline reporting procedure.  A copy of the amended code is attached as Exhibit 14.1 and incorporated by this reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 17, 2018.  The holders of the common stock (i) elected nine directors for an annual term or until their successors have been duly elected and qualified; (ii) approved an amendment of the Company’s 2016 Stock Plan; and (iii) ratified the appointment of KPMG LLP as independent auditors of the Company for 2018.

For the annual meeting there were 11,837,362 shares of common stock as of March 9, 2018, the record date, eligible to vote at the meeting, of which holders of 11,438,994 shares of common stock were present at the meeting in person or by proxy.  The tabulation for each matter voted upon at the meeting by the common stock was as follows:

Nine nominees were elected to serve as directors of the Company by the following vote:

	Votes For	Votes Withheld	Broker Non-Vote
J. William Blackham	9,965,155	200,558	1,273,281
Thomas Calahan	10,022,524	143,189	1,273,281
Daphne J. Dufresne	9,970,049	195,664	1,273,281
Daniel R. Elsztain	8,842,377	1,323,336	1,273,281
James H. Friend	9,935,358	230,355	1,273,281
Donald J. Landry	9,970,157	195,556	1,273,281
J. Brendan MacDonald	8,842,894	1,322,819	1,273,281
John M. Sabin	8,856,559	1,309,154	1,273,281
Benjamin Wall	10,021,406	144,307	1,273,281

An amendment to the Company 2016 Stock Plan was approved by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
8,767,817	1,282,142	115,754	1,273,281

The shareholders ratified the appointment of KPMG LLP as independent auditors for 2018 by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
11,111,372	226,592	101,030	0

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description

10.1	Amendment to 2016 Company Stock Plan
14.1	Code of Business Conduct and Ethics and Whistleblower Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: May 22, 2018	By: /s/ Arinn Cavey
Name: Arinn Cavey
Title: Chief Accounting Officer